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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         April 23, 1999 (April 22, 1999)
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                Date of Report (Date of earliest event reported)


                                    BESTFOODS
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               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                 1-4199                               36-2385545
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    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)
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700 SYLVAN AVENUE
INTERNATIONAL PLAZA
ENGLEWOOD CLIFFS, NEW JERSEY                                07632-9976
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (201) 894-4000
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               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS.

         Reference is made to the press release issued by Registrant on April
22, 1999, filed herewith as Exhibit 1 relating to the Company's expectation of strong growth in 1999. Exhibit 1 is incorporated by such reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

Exhibit 1        Registrant's press release issued on April 22, 1999 regarding the Company's expectation of strong growth in 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 1999                        BESTFOODS
                                             By: /s/ HANES A. HELLER
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                                                 Hanes A. Heller
                                                 Vice President, General Counsel
                                                 and Secretary